UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 19, 2009


                               LITHIUM CORPORATION
             (Exact name of registrant as specified in its charter)

          Nevada                       333-148266                98-0530295
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

200 S Virginia St - 8th Floor, Reno, Nevada 89501                  89501
    (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code 714-475-3512

              9121 Atlanta Avenue, #314, Huntington Beach, CA 92646 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements as that term is defined in section 27A of the United States Securities Act of 1933, as amended, and section 21E of the United States Securities Exchange Act of 1934, as amended. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "intends", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential", or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled "Risk Factors" on page 5 of this current report, which may cause our or our industry's actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Unless otherwise specified, all dollar amounts are expressed in United States dollars and all references to "common shares" refer to the common shares in our capital stock.

As used in this current report and unless otherwise indicated, the terms "we", "us", "our" and the "Company" mean Lithium Corporation, a Nevada corporation, unless otherwise indicated and the term "Nevada Lithium" means Nevada Lithium Corporation, a private Nevada corporation whose shares we have acquired.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 9, 2009, we entered into a share exchange agreement with Nevada Lithium Corporation, a Nevada corporation, and the shareholders of Nevada Lithium Corporation. Pursuant to the terms of the share exchange agreement, we have agreed to acquire all of the issued and outstanding shares of Nevada Lithium Corporation's common stock in exchange for the issuance by our company of 12,350,000 shares of our common stock to the shareholders of Nevada Lithium Corporation.

BUSINESS OF NEVADA LITHIUM CORPORATION

Nevada Lithium Corporation is an exploration stage mining company whose principal focus is identification, acquisition, and development of its properties in which it has an interest, located in Nevada.

The closing of the transactions contemplated in the share exchange agreement and the acquisition of all of the issued and outstanding common stock in the capital of Nevada Lithium Corporation occurred on October 19, 2009. Please refer to the information provided under Item 2.01 of this current report for information related to the share exchange agreement and our business as a result of the acquisition.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 9, 2009, we entered into a share exchange agreement with Nevada Lithium Corporation, a Nevada corporation, and the shareholders of Nevada Lithium Corporation. The closing of the transactions contemplated in the share exchange agreement and the acquisition of all of the issued and outstanding common stock in the capital of Nevada Lithium Corporation occurred on October 19, 2009. In accordance with the closing of the share exchange agreement, we issued 12,350,000 shares of our common stock to the former shareholders of Nevada Lithium Corporation in exchange for the acquisition, by our company, of all of the 12,350,000 issued and outstanding shares of Nevada Lithium Corporation. Also, pursuant to the terms of the share exchange agreement, a director of our company cancelled 220,000,000 restricted shares of our common stock.

Our company had 60,550,000 common shares issued and outstanding as of October 19, 2009 as a result of the issuance of 12,350,000 common shares in connection with the closing of the share exchange agreement. As of the closing date, the

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former shareholders of Nevada Lithium Corporation held approximately 20.40% of the issued and outstanding common shares of our company.

BUSINESS OF NEVADA LITHIUM CORPORATION

Nevada Lithium Corporation is an exploration stage mining company whose principal focus is developing the properties that it has an interest in which are located in Nevada.

Because we were a shell company before our acquisition of all of the common stock of Nevada Lithium Corporation, we have included in this Current Report on Form 8-K, the information on our company that would be required if we were filing a general form for registration of securities on Form 10.

We are an early stage mineral exploration company. For further details on our business, please see the section entitled "Description of Our Business" beginning on page 3.

                                    BUSINESS

GENERAL OVERVIEW

We were incorporated under the laws of the State of Nevada on January 30, 2007 under the name "Utalk Communications Inc." At inception, we were a development stage corporation engaged in the business of developing and marketing a call-back service using a call-back platform. Because we were not successful in implementing our business plan, we considered various alternatives to ensure the viability and solvency of our company.

On August 25, 2009, Tom Lewis was appointed as President, Treasurer, Secretary and director of our company and Mazen Hleiss resigned as the President, Treasurer and Secretary of our company.

On August 31, 2009, we entered into a letter of intent with Nevada Lithium Corporation regarding a business combination which may be effected in one of several different ways, including an asset acquisition, merger of our company and Nevada Lithium Corporation, or a share exchange whereby we would purchase the shares of Nevada Lithium Corporation from its shareholders in exchange for restricted shares of our common stock.

Effective September 30, 2009, we effected a one (1) old for 60 new forward stock split of our issued and outstanding common stock. As a result, our authorized capital increased from 50,000,000 shares of common stock with a par value of $0.001 to 3,000,000,000 shares of common stock with a par value of $0.001 and our issued and outstanding shares increased from 4,470,000 shares of common stock to 268,200,000 shares of common stock.

Also effective September 30, 2009, we have changed our name from "Utalk Communications, Inc." to "Lithium Corporation", by way of a merger with our wholly owned subsidiary Lithium Corporation, which was formed solely for the change of name. The name change and forward stock split becomes effective with the Over-the-Counter Bulletin Board at the opening for trading on October 1, 2009 under the new stock symbol "LTUM". Our new CUSIP number is 536804 107.

On October 9, 2009, we entered into a share exchange agreement with Nevada Lithium Corporation, a Nevada corporation, and the shareholders of Nevada Lithium Corporation. Pursuant to the terms of the share exchange agreement, we have agreed to acquire all of the issued and outstanding shares of Nevada Lithium Corporation's common stock in exchange for the issuance by our company of 12,350,000 shares of our common stock to the shareholders of Nevada Lithium Corporation.

BUSINESS SUBSEQUENT TO THE CLOSING OF THE SHARE EXCHANGE AGREEMENT

We are an exploration stage mining company engaged in the identification, acquisition, and exploration of metals and minerals with a focus on lithium mineralization on properties located in Nevada.

Our current operational focus is to conduct exploration activities on our newly acquired properties in Nevada, known as the Fish Lake Valley property and the Fish Creek Caldera property.

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FISH LAKE VALLEY PROPERTY

Fish Lake Valley is a lithium enriched salar (also known as a Playa, dry lake, or Salt Pan), which is located in west central Nevada in northern Esmeralda county, and the property is roughly centered at 417050E 4195350N (NAD 27 CONUS). We currently hold eighty (80) acre Association Placer claims that cover approximately 6400 acres. Lithium-enriched Tertiary-era Fish Lake formation Rhyolitic tuffs or ash flow tuffs have accumulated in a valley or basinal environment. Over time interstitial formational waters in contact with these tuffs, have become enriched in lithium, which could possibly be amenable to the extraction by evaporative methods. Additionally evaporative brine mining is environmentally benign, and is achieved with a minimal carbon footprint. The geological setting at Fish Lake Valley is highly analogous to the salars of Chile, Bolivia, & Peru. Access is excellent in Fish Lake Valley with all weather gravel roads leading to the property from State Highways 264, and 265, and maintained gravel roads ring the Playa. Power is available approximately 15 kilometers from the property, and the village of Dyer is approximately 20 kilometers to the south, while the town of Tonopah Nevada is approximately 75 kilometers to the East. Further sediment and brine sampling studies were conducted on the property in early September, and the company is awaiting further assay information. The company anticipates additional sampling programs in Fall 2009, followed by a geophysical survey, and eventual drilling in Spring 2010. The property is held under mining lease purchase agreement dated June 1, 2009 between Nevada Lithium Corporation, and Nevada Alaska Mining Co. Inc., Robert Craig, Barbara Craig, and Elizabeth Dickman. Nevada Lithium has agreed to issue the vendors $350,000 worth of common stock of the company in eight regular disbursements, the last of which is slated to occur on March 31st 2011. To date one disbursement has been made of stock worth $43,750.

FISH CREEK CALDERA

The Fish Creek Caldera prospect is located in west-central Lander County approximately 55 kilometers south of the county seat at the town of Battle Mountain in northern Nevada. The property is roughly centered at 473052E 4453013N (NAD 27 CONUS), and is comprised of 117 conventional 20 acre Lode Mining Claims which cover an area of approximately 2340 acres. Unlike the Fish Lake Valley prospect it is a more traditional bulk mining target which covers an area of clay altered Caetano, and Fish Creek formation Tertiary volcanic tuffs. Both formations originally contained relatively high concentrations of lithium, and locally, through a possible combination of weathering, and hydrothermal processes, these volcanic rocks have been altered to clays. It is thought that the alteration process may have contributed to further lithium enrichment of the clays. During the conduct of uranium exploratory drilling operations here in 1978 by Phillips Uranium Corporation, lithium mineralization of up to 20,000 ppm was discovered. Access is good to the property with an all weather road leading up from Buffalo Valley to the west of the property, and a county maintained track leading up from Highway 305, some 15 kilometers to the east of the property. A low voltage powerline does terminate at the west edge of the claim block, and higher tension power lines can be found in the general area. We intend to begin preliminary work this fall to outline areas of lithium enrichment in an effort to define drill targets, for more precise evaluation of the economic potential of the property in 2010.

Our wholly owned subsidiary, Nevada Lithium Corporation, entered into a lease agreement with Cerro Rico Ventures LLC on March 16, 2009. The lease is maintained by an initial payment, and continuing lease payments as set forth in the table below. Cerro Rico reserves a 3% NSR. We may purchase 1% of the NSR within 5 years for a payment of $500,000. We can purchase an additional 1% of the NSR by paying $1,000,000 within 10 years. The remainder of the NSR can be purchased within 15 years by paying $2,000,000.

Payment                                 Amount               Timing
-------                                 ------               ------

Upon signature                          $20,000         March 16, 2009 (paid)
Upon 1st anniversary                    $25,000         March 16, 2010
Upon 2nd  anniversary                   $30,000         March 16, 2011
Upon 3rd -10th anniversary              $50,000         March 16, 2012 - 2019
Upon 11th - 20th anniversary            $75,000         March 16, 2020-2029
At any time upon commercial prod        $250,000

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Any commercial production and payment therefore shall supercede the annual lease payment requirements, which cease so long as production is maintained. Upon cessation of production for any period in excess of 6 months, the annual lease payments shall resume.

COMPETITION

We are a mineral resource exploration company. We compete with other mineral resource exploration companies for financing and for the acquisition of new mineral properties. Many of the mineral resource exploration companies with whom we compete have greater financial and technical resources than those available to us. Accordingly, these competitors may be able to spend greater amounts on acquisitions of mineral properties of merit, on exploration of their mineral properties and on development of their mineral properties. In addition, they may be able to afford more geological expertise in the targeting and exploration of mineral properties. This competition could result in competitors having mineral properties of greater quality and interest to prospective investors who may finance additional exploration. This competition could adversely impact on our ability to finance further exploration and to achieve the financing necessary for us to develop our mineral properties.

COMPLIANCE WITH GOVERNMENT REGULATION

We are committed to complying with and are, to our knowledge, in compliance with, all governmental and environmental regulations applicable to our company and our properties. Permits from a variety of regulatory authorities are required for many aspects of mine operation and reclamation. We cannot predict the extent to which these requirements will affect our company or our properties if we identify the existence of minerals in commercially exploitable quantities. In addition, future legislation and regulation could cause additional expense, capital expenditure, restrictions and delays in the exploration of our properties.

RESEARCH AND DEVELOPMENT EXPENDITURES

We have incurred $Nil in research and development expenditures over the last fiscal year.

EMPLOYEES

Currently, we do not have any employees. Our directors and certain contracted individuals play an important role in the running of our company. We do not expect any material changes in the number of employees over the next 12 month period. We do and will continue to outsource contract employment as needed.

We engage contractors from time to time to consult with us on specific corporate affairs or to perform specific tasks in connection with our exploration programs.

SUBSIDIARIES

We do not have any subsidiaries other than Nevada Lithium Corporation.

INTELLECTUAL PROPERTY

We do not own, either legally or beneficially, any patent or trademark.

                                  RISK FACTORS

Our business operations are subject to a number of risks and uncertainties, including, but not limited to those set forth below:

RISKS ASSOCIATED WITH MINING

ALL OF OUR PROPERTIES ARE IN THE EXPLORATION STAGE. THERE IS NO ASSURANCE THAT WE CAN ESTABLISH THE EXISTENCE OF ANY MINERAL RESOURCE ON ANY OF OUR PROPERTIES IN COMMERCIALLY EXPLOITABLE QUANTITIES. UNTIL WE CAN DO SO, WE CANNOT EARN ANY REVENUES FROM OPERATIONS AND IF WE DO NOT DO SO WE WILL LOSE ALL OF THE FUNDS THAT WE EXPEND ON EXPLORATION. IF WE DO NOT DISCOVER ANY MINERAL RESOURCE IN A COMMERCIALLY EXPLOITABLE QUANTITY, OUR BUSINESS COULD FAIL.

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Despite exploration work on our mineral properties, we have not established that any of them contain any mineral reserve, nor can there be any assurance that we will be able to do so. If we do not, our business could fail.

A mineral reserve is defined by the Securities and Exchange Commission in its Industry Guide 7 (which can be viewed over the Internet at http://www.sec.gov/divisions/corpfin/forms/industry.htm#secguide7) as that part of a mineral deposit which could be economically and legally extracted or produced at the time of the reserve determination. The probability of an individual prospect ever having a "reserve" that meets the requirements of the Securities and Exchange Commission's Industry Guide 7 is extremely remote; in all probability our mineral resource property does not contain any 'reserve' and any funds that we spend on exploration will probably be lost.

Even if we do eventually discover a mineral reserve on one or more of our properties, there can be no assurance that we will be able to develop our properties into producing mines and extract those resources. Both mineral exploration and development involve a high degree of risk and few properties which are explored are ultimately developed into producing mines.

The commercial viability of an established mineral deposit will depend on a number of factors including, by way of example, the size, grade and other attributes of the mineral deposit, the proximity of the resource to infrastructure such as a smelter, roads and a point for shipping, government regulation and market prices. Most of these factors will be beyond our control, and any of them could increase costs and make extraction of any identified mineral resource unprofitable.

MINERAL OPERATIONS ARE SUBJECT TO APPLICABLE LAW AND GOVERNMENT REGULATION. EVEN IF WE DISCOVER A MINERAL RESOURCE IN A COMMERCIALLY EXPLOITABLE QUANTITY, THESE LAWS AND REGULATIONS COULD RESTRICT OR PROHIBIT THE EXPLOITATION OF THAT MINERAL RESOURCE. IF WE CANNOT EXPLOIT ANY MINERAL RESOURCE THAT WE MIGHT DISCOVER ON OUR PROPERTIES, OUR BUSINESS MAY FAIL.

Both mineral exploration and extraction require permits from various foreign, federal, state, provincial and local governmental authorities and are governed by laws and regulations, including those with respect to prospecting, mine development, mineral production, transport, export, taxation, labour standards, occupational health, waste disposal, toxic substances, land use, environmental protection, mine safety and other matters. There can be no assurance that we will be able to obtain or maintain any of the permits required for the continued exploration of our mineral properties or for the construction and operation of a mine on our properties at economically viable costs. If we cannot accomplish these objectives, our business could fail.

We believe that we are in compliance with all material laws and regulations that currently apply to our activities but there can be no assurance that we can continue to remain in compliance. Current laws and regulations could be amended and we might not be able to comply with them, as amended. Further, there can be no assurance that we will be able to obtain or maintain all permits necessary for our future operations, or that we will be able to obtain them on reasonable terms. To the extent such approvals are required and are not obtained, we may be delayed or prohibited from proceeding with planned exploration or development of our mineral properties.

IF WE ESTABLISH THE EXISTENCE OF A MINERAL RESOURCE ON ANY OF OUR PROPERTIES IN A COMMERCIALLY EXPLOITABLE QUANTITY, WE WILL REQUIRE ADDITIONAL CAPITAL IN ORDER TO DEVELOP THE PROPERTY INTO A PRODUCING MINE. IF WE CANNOT RAISE THIS ADDITIONAL CAPITAL, WE WILL NOT BE ABLE TO EXPLOIT THE RESOURCE, AND OUR BUSINESS COULD FAIL.

If we do discover mineral resources in commercially exploitable quantities on any of our properties, we will be required to expend substantial sums of money to establish the extent of the resource, develop processes to extract it and develop extraction and processing facilities and infrastructure. Although we may derive substantial benefits from the discovery of a major deposit, there can be no assurance that such a resource will be large enough to justify commercial operations, nor can there be any assurance that we will be able to raise the funds required for development on a timely basis. If we cannot raise the necessary capital or complete the necessary facilities and infrastructure, our business may fail.

MINERAL EXPLORATION AND DEVELOPMENT IS SUBJECT TO EXTRAORDINARY OPERATING RISKS. WE DO NOT CURRENTLY INSURE AGAINST THESE RISKS. IN THE EVENT OF A CAVE-IN OR SIMILAR OCCURRENCE, OUR LIABILITY MAY EXCEED OUR RESOURCES, WHICH WOULD HAVE AN ADVERSE IMPACT ON OUR COMPANY.

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Mineral exploration, development and production involves many risks which even a combination of experience, knowledge and careful evaluation may not be able to overcome. Our operations will be subject to all the hazards and risks inherent in the exploration for mineral resources and, if we discover a mineral resource in commercially exploitable quantity, our operations could be subject to all of the hazards and risks inherent in the development and production of resources, including liability for pollution, cave-ins or similar hazards against which we cannot insure or against which we may elect not to insure. Any such event could result in work stoppages and damage to property, including damage to the environment. We do not currently maintain any insurance coverage against these operating hazards. The payment of any liabilities that arise from any such occurrence would have a material adverse impact on our company.

MINERAL PRICES ARE SUBJECT TO DRAMATIC AND UNPREDICTABLE FLUCTUATIONS.

We expect to derive revenues, if any, either from the sale of our mineral resource properties or from the extraction and sale of lithium ore. The price of those commodities has fluctuated widely in recent years, and is affected by numerous factors beyond our control, including international, economic and political trends, expectations of inflation, currency exchange fluctuations, interest rates, global or regional consumptive patterns, speculative activities and increased production due to new extraction developments and improved extraction and production methods. The effect of these factors on the price of base and precious metals, and therefore the economic viability of any of our exploration properties and projects, cannot accurately be predicted.

THE MINING INDUSTRY IS HIGHLY COMPETITIVE AND THERE IS NO ASSURANCE THAT WE WILL CONTINUE TO BE SUCCESSFUL IN ACQUIRING MINERAL CLAIMS. IF WE CANNOT CONTINUE TO ACQUIRE PROPERTIES TO EXPLORE FOR MINERAL RESOURCES, WE MAY BE REQUIRED TO REDUCE OR CEASE OPERATIONS.

The mineral exploration, development, and production industry is largely un-integrated. We compete with other exploration companies looking for mineral resource properties. While we compete with other exploration companies in the effort to locate and acquire mineral resource properties, we will not compete with them for the removal or sales of mineral products from our properties if we should eventually discover the presence of them in quantities sufficient to make production economically feasible. Readily available markets exist worldwide for the sale of mineral products. Therefore, we will likely be able to sell any mineral products that we identify and produce.

In identifying and acquiring mineral resource properties, we compete with many companies possessing greater financial resources and technical facilities. This competition could adversely affect our ability to acquire suitable prospects for exploration in the future. Accordingly, there can be no assurance that we will acquire any interest in additional mineral resource properties that might yield reserves or result in commercial mining operations.

RISKS RELATED TO OUR COMPANY

THE FACT THAT WE HAVE NOT EARNED ANY OPERATING REVENUES SINCE OUR INCORPORATION RAISES SUBSTANTIAL DOUBT ABOUT OUR ABILITY TO CONTINUE TO EXPLORE OUR MINERAL PROPERTIES AS A GOING CONCERN.

We have not generated any revenue from operations since our incorporation and we anticipate that we will continue to incur operating expenses without revenues unless and until we are able to identify a mineral resource in a commercially exploitable quantity on one or more of our mineral properties and we build and operate a mine. We had cash in the amount of $1,559 as of June 30, 2009. At June 30, 2009, we had working capital of $10,489. We incurred a net loss of $15,173 for the six month period ended June 30, 2009 and $65,459 since inception. We estimate our average monthly operating expenses to be approximately $20,000 to $40,000, including mineral property costs, management services and administrative costs. Should the results of our planned exploration require us to increase our current operating budget, we may have to raise additional funds to meet our currently budgeted operating requirements for the next 12 months. As we cannot assure a lender that we will be able to successfully explore and develop our mineral properties, we will probably find it difficult to raise debt financing from traditional lending sources. We have traditionally raised our operating capital from sales of equity securities, but there can be no assurance that we will continue to be able to do so. If we cannot raise the money that we need to continue exploration of our mineral properties, we may be forced to delay, scale back, or eliminate our exploration activities. If any of these were to occur, there is a substantial risk that our business would fail.

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These circumstances lead our independent registered public accounting firm, in their report dated April 6, 2009, to comment about our company's ability to continue as a going concern. Management has plans to seek additional capital through a private placement of its capital stock. These conditions raise substantial doubt about our company's ability to continue as a going concern. Although there are no assurances that management's plans will be realized, management believes that our company will be able to continue operations in the future. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts of and classification of liabilities that might be necessary in the event our company cannot continue in existence." We continue to experience net operating losses.

RISKS ASSOCIATED WITH OUR COMMON STOCK

TRADING ON THE OTC BULLETIN BOARD MAY BE VOLATILE AND SPORADIC, WHICH COULD DEPRESS THE MARKET PRICE OF OUR COMMON STOCK AND MAKE IT DIFFICULT FOR OUR STOCKHOLDERS TO RESELL THEIR SHARES.

Our common stock is quoted on the OTC Bulletin Board service of the Financial Industry Regulatory Authority. Trading in stock quoted on the OTC Bulletin Board is often thin and characterized by wide fluctuations in trading prices, due to many factors that may have little to do with our operations or business prospects. This volatility could depress the market price of our common stock for reasons unrelated to operating performance. Moreover, the OTC Bulletin Board is not a stock exchange, and trading of securities on the OTC Bulletin Board is often more sporadic than the trading of securities listed on a quotation system like NASDAQ or a stock exchange like Amex. Accordingly, shareholders may have difficulty reselling any of their shares.

OUR STOCK IS A PENNY STOCK. TRADING OF OUR STOCK MAY BE RESTRICTED BY THE SEC'S PENNY STOCK REGULATIONS AND FINRA'S SALES PRACTICE REQUIREMENTS, WHICH MAY LIMIT A STOCKHOLDER'S ABILITY TO BUY AND SELL OUR STOCK.

Our stock is a penny stock. The Securities and Exchange Commission has adopted Rule 15g-9 which generally defines "penny stock" to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Our securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and "accredited investors". The term "accredited investor" refers generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer's account. The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer's confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules. Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities. We believe that the penny stock rules discourage investor interest in, and limit the marketability of, our common stock.

In addition to the "penny stock" rules promulgated by the Securities and Exchange Commission, the Financial Industry Regulatory Authority has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer's financial status, tax status, investment objectives and other information. Under interpretations of these rules, the Financial Industry Regulatory Authority believes that there is a high probability that speculative low-priced securities will not be suitable for at least some customers. The Financial Industry Regulatory Authority ' requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock.

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OTHER RISKS

TRENDS, RISKS AND UNCERTAINTIES

We have sought to identify what we believe to be the most significant risks to our business, but we cannot predict whether, or to what extent, any of such risks may be realized nor can we guarantee that we have identified all possible risks that might arise. Investors should carefully consider all of such risk factors before making an investment decision with respect to our common stock.

         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
                             RESULTS OF OPERATIONS

PURCHASE OF SIGNIFICANT EQUIPMENT

We do not intend to purchase any significant equipment over the next twelve months.

PERSONNEL PLAN

We do not expect any material changes in the number of employees over the next 12 month period (although we may enter into employment or consulting agreements with our officers or directors). We do and will continue to outsource contract employment as needed.

OFF-BALANCE SHEET ARRANGEMENTS

There are no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

Our principal capital resources have been through the subscription and issuance of common stock, although we have also used stockholder loans and advances from related parties.

RESULTS OF OPERATIONS OF NEVADA LITHIUM CORPORATION FOR THE PERIOD FROM MARCH 16, 2009 (INCEPTION) TO JULY 31, 2009

The following summary of our results of operations should be read in conjunction with the audited financial statements for Nevada Lithium Corporation for the period from March 16, 2009 (inception) to July 31, 2009 which are included herein.

The operating results of Nevada Lithium Corporation for the period from March 16, 2009 (inception) to July 31, 2009 are summarized as follows:

                                          Period from March 16, 2009 (inception)
                                                    to July 31, 2009
                                                    ----------------

Revenue                                                 $   Nil
Professional Fees                                         6,922
Interest Expense                                          3,956
Consulting Fees                                          10,000
Filing and License Fees                                   1,075
Depreciation Expense                                         42
General and Administrative Expenses                       1,550
                                                        -------

Net loss                                                $23,545
                                                        =======

LIQUIDITY AND FINANCIAL CONDITION

WORKING CAPITAL

                                                                    Pro-Forma Consolidated
                            Nevada Lithium Corporation              Lithium Corporation and
                                     as at                       Nevada Lithium Coporation as at
                                July 31, 2009                             July 31, 2009
                                -------------                             -------------
Current Assets                    $  65,690                               $  69,549
Current Liabilities               $ 188,596                               $ 202,944
Working Capital (deficit)         $(122,906)                              $(133,395)

CASH FLOWS

                                                      Nevada Lithium Corporation
                                                      Period from March 16, 2009
                                                            (inception) to
                                                             July 31, 2009
                                                             -------------
                                                               (audited)

Cash Flows provided by Operating Activities                    $  66,502
Cash Flows used in Investing Activities                        $(196,903)
Cash Flows provided by Financing Activities                    $ 169,463
                                                               ---------

Net Increase (Decrease) in Cash During Period                  $  39,062
                                                               =========

At July 31, 2009, our total assets, including the assets of Nevada Lithium Corporation, were $2,791,955, which consisted of cash and cash equivalents of $40,621, other current assets of $28,928, equipment and software of $12,714 and mineral properties of $2,709,692.

The principal components of Nevada Lithium Corporation's loss for the period from March 16, 2009 (inception) to July 31, 2009 were professional fees and consulting fees.

                                   PROPERTIES

Property held by us: As of the date of this current report on Form 8-K, we hold the following properties: Fish Lake Valley Property and Fish Creek Caldera. For detail descriptions of these properties, please see the section entitled "Business" above.

Our facilities: As of the date of this current report, our executive, administrative, and operating offices are located at 200 S Virginia St - 8th Floor, Reno, Nevada 89501. We lease these premises at a cost of $199 per month. We believe these facilities are adequate for our current needs and that alternate facilities on similar terms would be readily available if needed.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 19, 2009, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

                                                   Amount and Nature of         Percentage
  Name and Address of Beneficial Owner             Beneficial Ownership         of Class(1)
  ------------------------------------             --------------------         -----------
Tom Lewis
President, Treasurer, Secretary and Director
4502 E Big Springs Rd
Spokane, WA 99223                                       10,000,000                 16.52%

Mazen Hleiss
Director
Awkaf Building, 5th Floor (SCIS) Jemayzat Str
Tripoli, North Lebanon, Lebanon                         10,000,000                 16.52%

Directors and Executive Officers as a Group(1)          20,000,000                 33.04%
                                                       common shares
John E.  Hiner
9443 Axlund Road
Lynden, WA 98264                                        10,000,000                 16.52%

----------
(1) Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on October 19, 2009. As of October 19, 2009, there were 60,550,000 shares of our company's common stock issued and outstanding.

CHANGE IN CONTROL

We are not aware of any arrangement that might result in a change in control of our company in the future.

                        DIRECTORS AND EXECUTIVE OFFICERS

All directors of our company hold office until the next annual meeting of the security holders or until their successors have been elected and qualified. The officers of our company are appointed by our board of directors and hold office until their death, resignation or removal from office. Our directors and executive officers, their ages, positions held, and duration as such, are as follows:

                      Position Held                           Date First Elected
  Name              with the Company           Age               or Appointed
  ----              ----------------           ---               ------------

Tom Lewis         President, Treasurer,         55             August 25, 2009
                  Secretary and Director

Mazen Hleiss      Director                      37             January 30, 2007

BUSINESS EXPERIENCE

The following is a brief account of the education and business experience during at least the past five years of our director and executive officer, indicating his principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

TOM LEWIS

Mr. Lewis has more than 35 years experience in the Oil and Gas and Mineral exploration industries. He has held various positions including Project Geologist, Project Manager, Senior Project Geologist, and Vice President Exploration. He also was an integral member of the development team that explored, and developed the Cortez Hills deposit in Crescent Valley Nevada.

In 1973 Mr. Lewis started his career in the Oil Fields, and worked in the Geophysical, and Drilling industries until 1981, when he became a Petroleum Landman for Westburne Petroleum & Minerals. While there he was responsible for the acquisition and disposition of interests and maintaining title to petroleum lands in various locales in the United States, and Western Canada. In 1989 he started his own business as a consulting geologist and has worked in numerous locations over the past 20 years, including the United States, Mexico, Canada, Portugal, Chile, Africa, India and Honduras. Some of the positions he held include: working with Teck Cominco in 1996 evaluating and exploring precious metal deposits in Southern Mexico; Project Manager on the Farim Phosphate deposit for Champion Resources in Guinea Bissau, West Africa in 1998; Project Geologist in 2001 and 2002 for Crystal Graphite Corporation, Project Geologist on the Midway Gold project in Tonopah Nevada, followed by two years as Senior Geologist at the Cortez Joint Venture in Crescent Valley, Nevada. By August 2005 he was named Vice President of Exploration in Portugal for St Elias Mines, working on the Jales project, and developing grass roots projects in Nevada. Following his experience in Portugal and Nevada he consulted to Selkirk Metals and New World Resource Corp. on projects in western Canada and Nevada. Most recently he consulted to Kinross Gold USA evaluating possible acquisitions.

MAZEN HLEISS

Since November 1996, Mr. Hleiss has been the general manager and 50% owner of SCIS (Servicing & Consulting for Information Systems), based in Lebanon. Mr. Hleiss received his degree in Electrical and Electronic Engineering (Computer specialization) from Lebanese University in 1993. Since 1994, he has been a member of the Engineering Order in Lebanon.

FAMILY RELATIONSHIPS

There are no family relationships among our directors or executive officers.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

Our directors, executive officers and control persons have not been involved in any of the following events during the past five years:

     1. any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

     2. any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

     3. being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

     4. being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

                             EXECUTIVE COMPENSATION

The particulars of the compensation paid to the following persons:

     (a)  our principal executive officer;

     (b) each of our two most highly compensated executive officers who were serving as executive officers at the end of the years ended December 31, 2008 and 2007; and

     (c) up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the years ended December 31, 2008 and 2007, who we will collectively refer to as the named executive officers of our company, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officers, whose total compensation did not exceed $100,000 for the respective fiscal year:

                           SUMMARY COMPENSATION TABLE

                                                                                      Change in
                                                                                       Pension
                                                                                      Value and
                                                                     Non-Equity      Nonqualified
 Name and                                                            Incentive         Deferred
 Principal                                     Stock      Option        Plan         Compensation    All Other
 Position         Year   Salary($)  Bonus($)  Awards($)  Awards($)  Compensation($)   Earnings($)  Compensation($)  Totals($)
 --------         ----   ---------  --------  ---------  ---------  ---------------   -----------  ---------------  ---------
Tom Lewis,        2008      N/A        N/A       N/A        N/A           N/A             N/A            N/A           N/A
President,        2007      N/A        N/A       N/A        N/A           N/A             N/A            N/A           N/A
Treasurer,
Secretary and
Director(1)

Mazen Hleiss,     2008      Nil        Nil       Nil        Nil           Nil             Nil            Nil           Nil
Former President, 2007      Nil        Nil       Nil        Nil           Nil             Nil            Nil           Nil
Treasurer,
Secretary and
Current Director(2)

----------
(1) Mr. Lewis was appointed the President, Treasurer, Secretary and a director of our company on August 25, 2009.
(2) Mr. Hleiss was appointed the President, Treasurer, Secretary and a director of our company on January 30, 2007. Mr. Hleiss resigned as our President, Treasurer and Secretary on August 25, 2009. Mr. Hleiss remains a director of our company.

There are no compensatory plans or arrangements with respect to our executive officers resulting from their resignation, retirement or other termination of employment or from a change of control.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

As at December 31, 2008, there were no unexercised options or stock that had not vested in regards to our executive officers, and there were no equity incentive plan awards for our executive officers during the year ended December 31, 2008.

OPTIONS GRANTS IN THE YEAR ENDED DECEMBER 31, 2008

During the year ended December 31, 2008, no stock options were granted to our executive officers.

AGGREGATED OPTIONS EXERCISED IN THE YEAR ENDED DECEMBER 31, 2008 AND YEAR END OPTION VALUES

There were no stock options exercised during the year ended December 31, 2008 and no stock options held by our executive officers at the end of the year ended December 31, 2008.

REPRICING OF OPTIONS/SARS

We did not reprice any options previously granted to our executive officers during the year ended December 31, 2008.

DIRECTOR COMPENSATION

Directors of our company may be paid for their expenses incurred in attending each meeting of the directors. In addition to expenses, directors may be paid a sum for attending each meeting of the directors or may receive a stated salary as director. No payment precludes any director from serving our company in any other capacity and being compensated for such service. Members of special or standing committees may be allowed similar reimbursement and compensation for attending committee meetings. During the year ended December 31, 2008, we did not pay any compensation or grant any stock options to our directors.

    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Except as disclosed below, there have been no transactions or proposed transactions in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years in which any of our directors, executive officers or beneficial holders of more than 5% of the outstanding shares of our common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

CORPORATE GOVERNANCE

We currently act with two directors, consisting of Tom Lewis and Mazen Hleiss. We have determined that we do not have a director that would be considered an "independent director" as defined by Nasdaq Marketplace Rule 4200(a)(15).

We do not have a standing audit, compensation or nominating committee, but our entire board of directors acts in such capacities. We believe that our board of directors is capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. The board of directors of our company does not believe that it is necessary to have a standing audit, compensation or nominating committee because we believe that the functions of such committees can be adequately performed by the board of directors.

                                LEGAL PROCEEDINGS

We know of no material, existing or pending legal proceedings against our company, nor are we involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which any of our directors, officers or affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

         MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY
                        AND RELATED STOCKHOLDER MATTERS

Our shares of common stock are currently trading on the OTC Bulletin Board under the Symbol "LTUM". Our shares of common stock were initially approved for quotation on the OTC Bulletin Board on July 2, 2008 under the name "Utalk Communications, Inc." under the symbol, "UTAK". On September 30, 2009, we changed our name to "Lithium Corporation" upon completion of our merger with our wholly owned subsidiary, "Lithium Corporation" and our trading symbol was changed to our current trading symbol, "LTUM". There have been no trades in our shares of common stock on the OTC Bulletin Board since we were approved for quotation.

Our shares of common stock are issued in registered form. The registrar and transfer agent for our shares of common stock is Island Stock Transfer Inc., 100 Second Avenue South, Suite 104N, St. Petersburg, Florida 33701.

On October 19, 2009, the list of stockholders for our shares of common stock showed 19 registered stockholders and 60,550,000 shares of common stock outstanding.

DIVIDENDS

We have not declared or paid any cash dividends since inception and we do not intend to pay any cash dividends in the foreseeable future. Although there are no restrictions that limit our ability to pay dividends on our shares of common stock other than as described below, we intend to retain future earnings for use in our operations and the expansion of our business.

EQUITY COMPENSATION PLAN INFORMATION

We have not adopted any equity compensation plans.

PURCHASES OF EQUITY SECURITIES BY THE ISSUER AND AFFILIATED PURCHASERS

We did not purchase any of our shares of common stock or other securities for the year ended December 31, 2008.

                     RECENT SALES OF UNREGISTERED SECURITIES

The following sets forth certain information concerning securities which were sold or issued by us without the registration of the securities under the Securities Act of 1933 in reliance on exemptions from such registration requirements within the past three years:

On March 22, 2007, we issued 4,000,000 shares of common stock to Mazen Hleiss, our former president and a current director. The shares were issued in consideration for the payment of a purchase price of $0.005 per share, which amounted in the aggregate to $20,000. This transaction was conducted in reliance upon an exemption from registration provided under Section 4(2) of the Securities Act of 1933, as amended. Mr. Hleiss was our officer and director and had access to all of the information which would be required to be included in a registration statement, and the transaction did not involve a public offering.

In connection with the closing of the share exchange agreement, on October 19, 2009 we issued 12,350.000 restricted shares of our common stock to the former shareholders of Nevada Lithium Corporation. The shares of common stock were issued to one (1) non-US persons in reliance on Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended and to five (5) US persons in reliance upon Rule 506 of Regulation D of the Securities Act of 1933, as amended.

             DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

GENERAL

Our authorized capital stock consists of 3,000,000,000 shares of common stock at a par value of $0.001 per share.

COMMON STOCK

As of October 19, 2009, there were 60,550,000 shares of our common stock issued and outstanding that are held by 19 stockholders of record.

Holders of our common stock are entitled to one vote for each share on all matters submitted to a stockholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. Holders of our common stock representing a majority of the voting power of our capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders. A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our articles of incorporation.

Holders of common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. In the event of a liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

PREFERRED STOCK

We do not have an authorized class of preferred stock.

DIVIDEND POLICY

We have never declared or paid any cash dividends on our common stock. We currently intend to retain future earnings, if any, to finance the expansion of our business. As a result, we do not anticipate paying any cash dividends in the foreseeable future.

SHARE PURCHASE WARRANTS

We have not issued and do not have outstanding any warrants to purchase shares of our common stock.

OPTIONS

We have not issued and do not have outstanding any options to purchase shares of our common stock.

CONVERTIBLE SECURITIES

We have not issued and do not have outstanding any securities convertible into shares of our common stock or any rights convertible or exchangeable into shares of our common stock.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Nevada Revised Statutes provide that:

     * a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful;

     * a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper; and

     * to the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding, or in defense of any claim, issue or matter therein, the corporation shall indemnify him against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

We may make any discretionary indemnification only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

     *    by our stockholders;

     * by our board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;

     * if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion;

     * if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion; or

     *    by court order.

Unless limited by our articles of incorporation (which is not the case with our articles of incorporation) a corporation must indemnify a director who is wholly successful, on the merits or otherwise, in the defence of any proceeding to which the director was a party because of being a director of the corporation against reasonable expenses incurred by the director in connection with the proceeding.

                CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
                      ACCOUNTING AND FINANCIAL DISCLSOURE

Please see Item 4.01 "Changes in Registrant's Certifying Accountant".

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

In connection with the closing of the share exchange agreement, on October 19, 2009 we issued 12,350.000 restricted shares of our common stock to the former shareholders of Nevada Lithium Corporation. The shares of common stock were issued to one (1) non-US persons in reliance on Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended and to five (5) US persons in reliance upon Rule 506 of Regulation D of the Securities Act of 1933, as amended.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On October 19, 2009, we engaged Maddox Ungar Silberstein, PLLC, an independent registered firm of Certified Public Accountants, as our principal independent accountant with the approval of our company's board of directors. Accordingly, we dismissed Malone & Bailey, PC, on October 19, 2009. Our board of directors approved the dismissal of Malone & Bailey, PC and the engagement of Maddox Ungar Silberstein, PLLC as our independent auditor.

Malone & Bailey, PC's report dated April 6, 2009 for the past two fiscal years ended December 31, 2008 and 2007, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that Malone & Bailey, PC expressed in their report substantial doubt about our ability to continue as a going concern.

During our two most recent fiscal years and the subsequent interim periods through the date of dismissal, there were no disagreements, resolved or not, with Malone & Bailey, PC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which disagreements, if not resolved to the satisfaction of Malone & Bailey, PC, would have caused Malone & Bailey, PC to make reference to the subject matter of the disagreements in connection with their report. Our company provided Malone & Bailey, PC with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish our company with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided from Malone & Bailey, PC, dated October 21, 2009, is filed as Exhibit 16.1 to this Form 8-K.

During the years ended December 31, 2008 and 2007, and the subsequent interim period through the date hereof, we have not consulted Maddox Ungar Silberstein, PLLC on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements. Neither was a written report provided by Maddox Ungar Silberstein, PLLC nor oral advice provided that Maddox Ungar Silberstein, PLLC concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or was there any matter that was either subject of disagreement or event, as defined in
Item 304(a)(1)(iv) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(iv) of Regulation S-K.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

Management has determined that, as of the closing of the share exchange agreement, our company has ceased to be a shell company as defined in Rule 12b-2 of the United States Securities Exchange Act of 1934, as amended. Please refer to Item 2.01 of this current report for a detailed description of the share exchange agreement and the business of our company following the closing date.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired

     Included herein as Exhibit 99.1 to this Current Report on Form 8-K are the following audited financial statements of Nevada Lithium Corporation, prepared in accordance with US generally accepted accounting principals and stated in US dollars:

     1.   Report of Independent Registered Public Accounting Firm

     2.   Balance Sheet as at July 31, 2009

     3. Statements of Operations for the period from inception (March 16, 2009) to July 31, 2009

     4. Statements of Stockholders' Deficit for the period from inception (March 16, 2009) to July 31, 2009

     5. Statements of Cash Flows for the period from inception (March 16, 2009) to July 31, 2009

     6.   Notes to Financial Statements.

(b)  Pro-forma Financial Information

     Included herein as Exhibit 99.2 to this Current Report on Form 8-K are the following unaudited pro-forma consolidated financial statements:

     1.   Unaudited Pro Forma Consolidated Balance Sheet as of July 31, 2009

     2. Unaudited Pro Forma Consolidated Statement of Operations for the period ended July 31, 2009

EXHIBITS

Exhibits required by Item 601 of Regulation S-K

Exhibit Number                           Description
--------------                           -----------

(3) ARTICLES OF INCORPORATION AND BYLAWS

    3.1 Articles of Incorporation (incorporated by reference from our Registration Statement on Form SB-2 filed on December 21,
                 2007).

    3.2 By-laws (incorporated by reference from our Registration Statement on Form SB-2 filed on December 21, 2007).

    3.3 Articles of Merger (incorporated by reference from our Current Report on Form 8-K filed on October 2, 2009).

    3.4 Certificate of Change (incorporated by reference from our Current Report on Form 8-K filed on October 2, 2009).

(10) MATERIAL CONTRACTS

    10.1* Share exchange agreement dated October 9, 2009, among our company, Nevada Lithium Corporation and the selling shareholders of Nevada Lithium Corporation as set out in the share exchange agreement.

    10.2* Lease Purchase Agreement dated June 1, 2009 between Nevada Lithium Corporation as purchaser and Nevada Mining Co., Inc., Robert Craig, Barbara Craig and Elizabeth Dickman as vendors.

    10.3* Lease Agreement dated March 16, 2009 between Nevada Lithium Corporation as Lessee and Cerro Rico Ventures LLC as Lessor.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

    16.1*        Letter from Malone & Bailey, PC

(21) SUBSIDIARIES OF THE REGISTRANT

    21.1         Nevada Lithium Corporation

(23) CONSENTS OF EXPERTS AND COUNSEL

    23.1*        Consent of Maddox Ungar Silberstein, PLLC

(99) ADDITIONAL EXHIBITS

    99.1* Financial Statements of Nevada Lithium Corporation for the period ended July 31, 2009

    99.2*        Pro Forma Financial Information

----------
*  filed herewith.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIUM CORPORATION


/s/ Tom Lewis
-----------------------------------------------
Tom Lewis
President, Chief Executive Officer and Director


Date: October 23, 2009


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